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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 19, 2006
                                 Date of Report
                        (Date of earliest event reported)

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                      INTERNATIONAL SPECIALTY HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

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           DELAWARE                      333-82822               22-3807354
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)


300 DELAWARE AVENUE, SUITE 300 WILMINGTON, DE                        19801
  (Address of principal executive offices)                        (Zip Code)


                                 (302) 427-5715
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

International Specialty Holdings Inc. ("Holdings") and ISP Chemco Inc. ("Chemco"), ISP Chemicals Inc., ISP Minerals Inc. and ISP Technologies Inc. (the "Chemco Purchasers") announced today that they commenced cash tender offers to purchase all of the outstanding $200,000,000 in aggregate principal amount of the 10.625% Senior Secured Notes due 2009 issued by Holdings (the "Holdings Notes") and all of the outstanding $405,000,000 in aggregate principal amount of the 10.25% Senior Subordinated Notes due 2011 issued by the Chemco Purchasers (the "Chemco Notes"), as well as related consent solicitations to amend the indentures governing each of the Holdings Notes and the Chemco Notes. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 9.01   FINANCIAL STATEMENT AND EXHIBITS

(d)  Exhibits

The following is filed as an exhibit to this report:

99.1     Press Release dated January 19, 2006

















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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2006


                                        INTERNATIONAL SPECIALTY HOLDINGS INC.

                                        By: /s/ Roger J. Cope
                                            -----------------------------------
                                            Roger J. Cope
                                            Senior Vice President and
                                            Interim Chief Financial Officer
                                            (Principal Financial Officer)


















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
                                  EXHIBIT INDEX


Number            Description
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99.1              Press Release dated January 19, 2006


























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